UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 31, 2024

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Altus Power, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-39798 (Commission File Number)	85-3448396 (I.R.S. Employer Identification Number)
2200 Atlantic Street, 6th Floor Stamford, CT 06902
(Address of principal executive offices and zip code)
(203) 698-0090
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	AMPS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or in Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 - Completion of Acquisition or Disposition of Assets

On January 31, 2024, the Company, through its wholly-owned subsidiary, Altus Power, LLC, signed and closed on its purchase of approximately 84 megawatts of solar assets (the “Vitol Acquisition”) through an acquisition of the membership interests in various project companies. The Membership Interest Purchase Agreement, by and between Vitol Solar I LLC, a Delaware limited liability company (“Vitol” or “Seller”), and Altus Power, LLC, a Delaware limited liability company (“Buyer”), dated as of January 31, 2024 (the “Acquisition Agreement”). The base purchase price for these assets is approximately $118 million. The base purchase price and associated costs and expenses was funded by cash on hand. The purchase price is also subject to customary adjustments for working capital and other items.

The foregoing description of the Acquisition Agreement does not purport to be complete and is qualified in its entirety by reference to the full and complete terms of the Acquisition Agreement, a copy of which is filed herewith as Exhibit 2.1 to this Current Report on Form 8-K and incorporated and incorporated herein by reference.

Item 8.01 - Other Events.

On January 31, 2024, Altus Power issued a press release announcing the signing and closing of the Vitol Acquisition. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
2.1
Membership Interest Purchase Agreement, between Vitol Solar I LLC, a Delaware limited liability company (“Vitol” or “Seller”), and Altus Power, LLC, a Delaware limited liability company (“Buyer”), dated as of January 31, 2024*

99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*The schedules and similar attachments to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company undertakes to promptly provide a copy of the omitted schedules and similar attachments on a supplemental basis to the SEC or its staff, if requested.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2024

Altus Power, Inc.

By:	/s/ Gregg J. Felton
Name:	Gregg J. Felton
Title:	Co-Chief Executive Officer and Director